EXHIBIT 32.1
CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Empire Sports & Entertainment Holdings Co., (the ‘‘Company’’) on Form 10-K for the period from February 10, 2010 to December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), Sheldon Finkel,  the Chief Executive Officer of the Company, and Adam Wasserman, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2011

/s/ Sheldon Finkel
Sheldon Finkel Chief Executive Officer (Principal Executive Officer)

/s/ Adam Wasserman
Adam Wasserman Chief Financial Officer (Principal Financial Officer)